LOOMIS SAYLES RETAIL EQUITY FUNDS

LOOMIS SAYLES RETAIL INCOME FUNDS

LOOMIS SAYLES INSTITUTIONAL EQUITY & INCOME FUNDS

Supplement dated May 17, 2010 to the Loomis Sayles Retail Equity Funds Prospectus, Loomis Sayles Retail Income Funds Prospectus and Loomis Sayles Institutional Equity & Income Funds Prospectus, each dated February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the sub-section “Small Account Policy” within the section “How to Purchase Shares” is amended and restated as follows:

Small Account Policy. In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. Accounts held through intermediaries, regardless of account type, will be included in the fee debit. If your Fund account falls below $50, regardless of account types, the Fund may redeem your remaining shares and send the proceeds to you. Accounts associated with defined contribution plans are excepted from the minimum balance fee and liquidation. However, each Fund reserves the right to liquidate any account with a balance of $1.00 or less.

NATIXIS INCOME FUNDS

NATIXIS EQUITY FUNDS

Supplement dated May 17, 2010 to the Natixis Income Funds Class A, B and C Prospectus and Natixis Equity Funds Class A, B and C Prospectus, each dated February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph following “Minimum Balance Policy” within the section “It’s Easy to Open an Account” is amended and restated as follows:

Each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are excepted from the liquidation. However, each Fund reserves the right to liquidate any account with a balance of $1.00 or less. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Funds.